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                                                                    Exhibit 10-4





                            State of South Carolina,

                                 COUNTY OF YORK

                           ---------------------------


                          LEXINGTON RUBBER GROUP, INC.

                                       AND

                                 PAUL H. PENNELL

                           ---------------------------


                                      NINTH
                               AMENDMENT AGREEMENT

                           ---------------------------


                 I hereby certify that within Amendment Agreement was filed for record in my office at ______________ __M. o'clock on the ___ day of _____________, 2001
                 and was immediately entered upon the proper indexes and duly recorded in Volume ___ of Real Estate Mortgages, page _______.







R.M.C./Clerk of Court                               York County, South Carolina
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                                                                    Exhibit 10-4


                            NINTH AMENDMENT AGREEMENT

         NINTH AMENDMENT AGREEMENT dated as of July 31, 2001, between Lexington Rubber Group, Inc., a Delaware corporation ("LRGI"), formerly known as Lexington Components, Inc., which, in turn, was formerly known as EPI Acquisitions Corp. ("EPI"), and Paul H. Pennell ("Pennell").

         WHEREAS, EPI and Pennell entered into certain financing agreements pursuant to that certain Asset Purchase Agreement dated as of November 30, 1988 (the `Purchase Agreement"), between EPI and Pennell;

         WHEREAS, such financing agreements consist of a Promissory Note dated November 30, 1988, from EPI to Pennell in the original principal amount of $3,530,000 (the "Note"; the Note, as heretofore amended and as amended by this Amendment Agreement, is referred to as the "Amended Note"), a Mortgage dated as of November 30, 1988, from EPI to Pennell (the "Mortgage") and a Security Agreement dated as of November 30, 1988, between EPI and Pennell (the "Security Agreement"; the Note, the Mortgage and the Security Agreement, as the same have heretofore have been or contemporaneously are being amended, modified or supplemented, are herein collectively referred to as the "Financing Agreements");

         WHEREAS, the Note was amended by that certain Amendment Agreement dated as of November 30, 1991, and recorded with the Clerk of Court of York County, South Carolina as Book 355 at Page 195 on December 16, 1991.

         WHEREAS, pursuant to the terms thereof, the principal amount of the Note and the term thereof have been amended as a result of that certain Release and Notice Agreement dated as of March 31, 1993, between LCI and Pennell;

         WHEREAS, the Note was amended by that certain Second Amendment Agreement dated as of June 23, 1998 and effective on May 1, 1998, and recorded with the Clerk of Court of York County, South Carolina, in Volume 2294 at Page 107 on June 24, 1998;

         WHEREAS, the Note was amended by that certain Third Amendment Agreement dated as of January 31, 2000, and recorded with the Clerk of Court of York County, South Carolina, in Volume ___ at page ___ on _________, 2000;

         WHEREAS, the Note was amended by that certain Fourth Amendment Agreement dated as of April 30, 2000, and recorded with the Clerk of Court of York County, South Carolina, in Volume ___ at page ___ on _________, 2000;

         WHEREAS, the Note was amended by that Fifth Amendment Agreement dated as of July 31, 2000, and recorded with the Clerk of York County, South Carolina in Volume ___ at page ___ on _________, 2000;


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         WHEREAS, the Note was amended by that Sixth Amendment Agreement dated as of October 31, 2000, and recorded with the Clerk of York County, South Carolina in Volume ___ at page ___ on _________, 2000;

         WHEREAS, the Note was amended by that Seventh Amendment Agreement dated as of January 31, 2001, and recorded with the Clerk of York County, South Carolina in Volume ___ at page ___ on _________, 2001; and

         WHEREAS, the Note was amended by that Eighth Amendment Agreement dated as of April 30, 2001, and recorded with the Clerk of York County, South Carolina in Volume ___ at page ___ on _________, 2001; and

         WHEREAS, LRGI and Pennell desire to further amend the Note in the manner set forth below;

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, LRGI and Pennell, intending to be legally bound, hereby agree as follows:

         1. Amendment of Note. (a) The Note, as amended, is hereby further amended by deleting therefrom the second and third paragraph on page 1 thereof in their entirety and substituting therefor the following paragraph:

         The principal of and interest on this Note shall be payable as follows:

                  (i) Monthly interest only payments in the amount of $13,700.16 each shall be payable on the last day of each month commencing May 31, 1998, and on the last day of each month thereafter until October 31, 2001. Simple interest on the principal amount hereunder shall accrue at the rate of 12% per annum until the principal balance is paid in full;

                  (ii) The principal sum of the Note, together with all accrued and unpaid interest thereon, if any, shall be due and payable on October 31, 2001; and

                  (iii) Any payment that is required to be made on a Saturday, Sunday or legal holiday shall be payable on the next succeeding day that is not a Saturday, Sunday or legal holiday.

                  (b) Pennell shall cause the following legend to be placed prominently on the Note;

                     THIS NOTE HAS BEEN AMENDED BY A NINTH AMENDMENT AGREEMENT DATED AS OF JULY 31, 2001, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE OFFICES OF BUYER AT 767 THIRD AVENUE, 29TH FLOOR,
                     NEW YORK, NEW YORK.

                  (c) To the extent that this Ninth Amendment Agreement amends the Note, as heretofore amended, the Note is hereby amended. All references to the Note in the Purchase Agreement and the Financing Agreements or any other agreement or document relating to the Financing Agreements shall be deemed to refer to the Amended Note.


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         2. Further Assurances. Each of the parties hereto shall execute and deliver such additional documents and take such additional actions as may be requested by the other party to effectuate the provisions and purposes of this Ninth Amendment Agreement. In connection therewith, LRGI shall cause Lexington Precision Corporation to execute and deliver to Pennell a consent in the form of Exhibit A hereto (the "Consent").

         3. Mortgage. For purposes of notifying persons of the amendment of the Note pursuant to this Ninth Amendment Agreement and the effect thereof upon the Mortgage, it is intended that this Ninth Amendment Agreement shall be filed with the real estate mortgages of York County, South Carolina. For purposes of the foregoing, Exhibit B hereto sets forth a description of the real property to which the Mortgage relates.

         4. Representations and Warranties. LRGI hereby represents and warrants to Pennell that: (a) LRGI has full power and authority to execute and deliver this Ninth Amendment Agreement; (b) this Ninth Amendment Agreement constitutes the legal, valid and binding obligation of LRGI, enforceable against LRGI in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforceability of creditors' rights generally or equitable principles at the time in effect; (c) the execution, delivery and performance by LRGI of this Ninth Amendment Agreement have been duly authorized by all requisite corporate action of LRGI; and (d) the execution and delivery by LRGI of this Ninth Amendment Agreement and the performance by LRGI of the Amended Note will not (i) violate any law or regulation binding upon LRGI or the Certificate of Incorporation or By-laws of LRGI, (ii) violate or constitute (with due notice or lapse of time or both) a default under any indenture, agreement, license or other instrument to which LRGI is a party or by which it or any of its properties may be bound, (iii) violate any order of any court, tribunal or governmental agency binding upon LRGI or its properties, (iv) result in the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of LRGI other than pursuant to the Financing Agreements, or (v) require any license, consent or approval of any governmental agency or regulatory authority.

         5. Miscellaneous. (a) This Ninth Amendment Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York without reference to its principles of conflicts of law.

            (b) Except as expressly amended hereby, all terms and conditions of the Financing Agreements and all rights of Pennell and obligations of LRGI thereunder and under all related documents, shall remain in full force and effect.

            (c) LRGI hereby agrees to pay on demand all costs and expenses (including without limitation the reasonable fees and expenses of counsel to Pennell) incurred by Pennell in connection with the negotiation, preparation, execution and delivery of this Ninth Amendment Agreement and all related documents.

            (d) This Ninth Amendment Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.



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                                                                    Exhibit 10-4


        IN WITNESS WHEREOF, the parties hereto have executed this Ninth Amendment Agreement as of the date first above written.


IN THE PRESENCE OF:


Ann McCarthy
--------------------------------------------
Witness (as to Lexington Rubber Group, Inc.)

Andrea Zellan
--------------------------------------------
Witness (as to Lexington Rubber Group, Inc.)

Phyllis Pennell
--------------------------------------------
Witness (as to Paul H. Pennell)

John W. Pennell, Jr.
--------------------------------------------
Witness (as to Paul H. Pennell)


  LEXINGTON RUBBER GROUP, INC.               (SEAL)


  By:   Warren Delano
        ------------------------
        Warren Delano
        President




         Paul H. Pennell                     (SEAL)
         ------------------------
         Paul H. Pennell


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